News

For further information contact:

Derek Leckow
Vice President
Investor Relations
(717) 849-7863	For Immediate Release

DENTSPLY International Reports Results for Third Quarter 2011

-	Record net sales for the third quarter increased 14.4% and 14.0% excluding precious metals
-	Earnings per diluted share of $0.42 on a GAAP basis, and $0.46 on an adjusted basis
-	Astra Tech acquisition completed ahead of schedule
-	Increasing fiscal 2011 earnings guidance

York, PA – October 27, 2011 -- DENTSPLY International Inc. (NASDAQ–XRAY) today announced financial results for the three months ended September 30, 2011.  Net sales in the third quarter of 2011 increased 14.4% to $619.8 million compared to $541.8 million reported for the third quarter of 2010.   Net sales, excluding precious metal content, were $563.8 million, a 14.0% increase compared to $494.3 million in the third quarter of 2010.  The net sales growth, excluding precious metal content, was primarily the result of the acquisition of Astra Tech, which was completed on August 31, 2011.  The company also had positive impacts from foreign currency exchange rates and internal sales growth excluding orthodontic and Japanese sales.

Net income attributable to DENTSPLY for the third quarter of 2011 was $60.6 million, or $0.42 per diluted share, representing a 4.5% decline compared to $0.44 per diluted share in the third quarter of 2010.  Earnings per diluted share in the third quarter of 2011, on an adjusted basis and excluding amortization of acquired intangible assets and other non-GAAP adjustments, were $0.46, essentially the same as the third quarter of 2010 despite the significant headwind from the orthodontic supply disruption in Japan.  A reconciliation of the non-GAAP measure to earnings per share calculated on a GAAP basis is presented on the attached table.

Bret Wise, Chairman and Chief Executive Officer, stated, “We are pleased to report another quarter of strong performance despite the orthodontic supply disruption in Japan.  We are also excited to have closed the Astra Tech transaction during the quarter allowing us to begin the integration process earlier than we originally anticipated. We are pleased with the early assessment coming out of our integration efforts.”

Mr. Wise went on to state, “Based upon our performance to date, our outlook for a stable global dental market, and increased confidence in the contribution from Astra Tech, we are increasing our guidance for adjusted earnings per diluted share in 2011 to a range of $2.01 to $2.07 per share from a comparable previous range of $1.96 to $2.04 per diluted share.”

As shown below, this adjusted EPS guidance range excludes all amortization related to purchased intangible assets including $0.04 per diluted share from acquisitions completed prior to July 1, 2011.

Previous FY 2011 Non-GAAP EPS guidance	$1.92 - $2.00

Amortization of acquired intangible assets*	$0.04

Previous FY 2011 non-GAAP EPS guidance, adjusted	$1.96 - $2.04

New FY 2011 non-GAAP EPS guidance	$2.01 - $2.07

* Beginning in the third quarter of 2011 the Company updated its definition of adjusted earnings to exclude amortization of acquired intangible assets.

ADDITIONAL INFORMATION

A conference call has also been scheduled for today, Thursday, October 27, 2011 at 8:30 a.m. (Eastern Time).  At that time, you will be able to discuss the third quarter earnings with DENTSPLY’s Chairman and Chief Executive Officer, Mr. Bret Wise; President and Chief Operating Officer, Mr. Chris Clark; and Senior Vice President and Chief Financial Officer, Mr. William Jellison.   A live broadcast is available by accessing DENTSPLY’s website at www.dentsply.com.  In order to participate in the call, dial (888) 727-7721 (for domestic calls) and (913) 312-1462 (for international calls).  The Conference ID # is 4131409.

A rebroadcast of the conference call will be available to the public online at the DENTSPLY website www.dentsply.com.  You may also access a dial-in replay for one week following the call at (888)
203-1112 (for domestic calls) or (719) 457-0820 (for international calls), pass code #4131409.

DENTSPLY International Inc. believes it is the world's largest designer, developer, manufacturer and marketer of professional dental products.  The Company has also expanded, through the Astra Tech acquisition, in consumable medical devices.  The Company is headquartered in the United States and operates in more than 120 other countries, principally through its foreign subsidiaries.

This press release contains forward-looking information (within the meaning of the Private Securities Litigation Reform Act of 1995) regarding future events or the future financial performance of the Company that involve substantial risks and uncertainties.  Actual events or results may differ materially from those in the projections or other forward-looking information set forth herein as a result of certain risk factors. These risk factors include, without limitation; the continued strength of dental markets, the timing, success and market reception for our new and existing products, uncertainty with respect to governmental actions  with respect to dental products, outcome of litigation, continued support of our products by influential dental professionals, our ability to successfully integrate Astra Tech, risks associated with foreign currency exchange rates, and changes in the general economic environment that could affect the business.  Changes in such assumptions or factors could produce significantly different results.

For an additional description of risk factors, please refer to the Company’s most recent Form 10-K and its subsequent periodic reports on Forms 10-Q filed with the Securities and Exchange Commission.

Non-GAAP Financial Measures

In addition to the results reported in accordance with accounting principles generally accepted in the United States (“GAAP”), the Company provided adjusted operating income, adjusted net income attributable to DENTSPLY International and adjusted earnings per diluted share.  These adjusted amounts consist of GAAP amounts excluding (1) acquisition related costs and the expensing of purchase price adjustments, (2) restructuring and other costs, (3) amortization on purchased intangibles from acquisitions, (4) Orthodontic business continuity costs, (5) certain fair value adjustments at an unconsolidated affiliated company, and (6) income tax related adjustments.   Adjusted earnings per diluted share are calculated by dividing adjusted net income attributable to DENTSPLY International by diluted weighted-average shares outstanding.   Income tax related adjustments may include the impact to adjust the interim effective income tax rate to the expected annual effective income tax rate.

Adjusted operating income, adjusted net income attributable to DENTSPLY International, adjusted earnings per diluted share and operating tax rate are considered measures not calculated in accordance with GAAP, and therefore are non-GAAP measures.  These non-GAAP measures may differ from those of other companies.

The Company believes that the presentation of adjusted operating income, adjusted net income attributable to DENTSPLY International, adjusted earnings per diluted share and operating tax rate provides important supplemental information to management and investors seeking to understand the Company’s financial condition and results of operations.  The non-GAAP financial information should not be considered in isolation from, or as a substitute for, measures of financial performance prepared in accordance with GAAP.

DENTSPLY INTERNATIONAL INC.
CONSOLIDATED STATEMENTS OF OPERATIONS
(In thousands, except per share amounts)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,

	2011	2010	2011	2010

Net sales	$619,759	$541,815	$1,799,705	$1,652,845
Net sales, excluding precious metal content	563,751	494,345	1,654,746	1,510,501

Cost of products sold	322,111	269,001	887,222	810,399

Gross profit	297,648	272,814	912,483	842,446
% of Net sales	48.0%	50.4%	50.7%	51.0%
% of Net sales, excluding precious metal content	52.8%	55.2%	55.1%	55.8%

Selling, general and
administrative expenses	231,493	182,057	643,244	552,474

Restructuring and other costs	26,353	338	33,849	5,261

Operating income	39,802	90,419	235,390	284,711
% of Net sales	6.4%	16.7%	13.1%	17.2%
% of Net sales, excluding precious metal content	7.1%	18.3%	14.2%	18.8%

Net interest and other expense	20,826	5,316	29,985	17,775

Income before income taxes	18,976	85,103	205,405	266,936

(Benefit) Provision for income taxes	(40,627)	21,288	1,042	67,585

Equity in net income attributable
to unconsolidated affilated company	1,597	-	1,690	-

Net income	61,200	63,815	206,053	199,351
% of Net sales	9.9%	11.8%	11.4%	12.1%
% of Net sales, excluding precious metal content	10.9%	12.9%	12.5%	13.2%

Less: Net income attributable
to the noncontrolling interests	603	162	2,136	1,470

Net income attributable to DENTSPLY International	$60,597	$63,653	$203,917	$197,881
% of Net sales	9.8%	11.7%	11.3%	12.0%
% of Net sales, excluding precious metal content	10.7%	12.9%	12.3%	13.1%

Earnings per common share:
Basic	$0.43	$0.45	$1.44	$1.37
Dilutive	$0.42	$0.44	$1.42	$1.35

Cash dividends declared per common share	$0.05	$0.05	$0.15	$0.15

Weighted average common share outstanding:
Basic	141,349	142,501	141,337	144,670
Dilutive	143,395	144,063	143,578	146,679

DENTSPLY INTERNATIONAL INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(In thousands)

	September 30,	December 31,
	2011	2010
Assets

Current Assets:

Cash and cash equivalents	$81,866	$540,038
Accounts and notes receivable-trade, net	475,947	344,796
Inventories, net	391,528	308,738
Prepaid expenses and other current assets	140,264	121,473
Total Current Assets	1,089,605	1,315,045

Property, plant and equipment, net	569,853	423,105
Identifiable intangible assets, net	808,038	78,743
Goodwill, net	2,208,906	1,303,055
Other noncurrent assets, net	157,309	138,003

Total Assets	$4,833,711	$3,257,951

Liabilities and Equity

Current liabilities	$512,689	$360,091
Long-term debt	1,793,979	604,015
Deferred income taxes	242,162	72,489
Other noncurrent liabilities	394,467	311,444
Total Liabilities	2,943,297	1,348,039

Total DENTSPLY International Equity	1,853,692	1,839,386
Noncontrolling interests	36,722	70,526
Total Equity	1,890,414	1,909,912

Total Liabilities and Equity	$4,833,711	$3,257,951

DENTSPLY INTERNATIONAL INC.

(In thousands, except per share amounts)

Three Months Ended September 30, 2011

The following tables present the reconciliation of reported GAAP operating income in total and on a percentage of net sales, excluding precious metal content, to the non-GAAP financial measures.

Three Months Ended September 30, 2011
	Operating Income (Expense)	Percentage of Net Sales, Ex Precious Metal Content

Income from Operations	$39,802	7.1%

Acquisition Related Activities	35,530	6.3%

Restructuring and Other Costs	14,826	2.6%

Amortization on Purchased
Intangibles from Acquisitions:
Prior to July 1, 2011	2,136	0.4%
Astra Tech	3,354	0.6%

Orthodontics Business Continuity Costs	1,321	0.2%

Adjusted Non-GAAP Operating Earnings	$96,969	17.2%

Three Months Ended September 30, 2010
	Operating Income (Expense)	Percentage of Net Sales, Ex Precious Metal Content

Income from Operations	$90,419	18.3%

Amortization on Purchased
Intangibles from Acquisitions	2,218	0.5%

Acquisition Related Activities	1,714	0.3%

Restructuring and Other Costs	338	0.1%

Adjusted Non-GAAP Operating Earnings	$94,689	19.2%

DENTSPLY INTERNATIONAL INC.

(In thousands, except per share amounts)

Earnings Summary:

The following tables present the reconciliation of reported GAAP net income attributable to DENTSPLY International and on a per share basis to the non-GAAP financial measures.

Three Months Ended September 30, 2011
	Income	Diluted
	(Expense)	Per Share

Net Income Attributable to DENTSPLY International	$60,597	$0.42

Acquisition Related Activities, Net of Tax	36,122	0.25

Restructuring and Other Costs, Net of Tax and	9,530	0.07
Non-Controlling Interests

Amortization on Purchased
Intangibles from Acquisitions, Net of Tax:
Prior to July 1, 2011	1,423	0.01
Astra Tech	2,415	0.02

Orthodontics Business Continuity Costs, Net of Tax	866	-

Gain on Fair Value Adjustments at an Unconsolidated
Affiliated Company, Net of Tax	(1,800)	(0.01)

Income Tax-Related Adjustments	(42,950)	(0.30)

Adjusted Non-GAAP Net Income Attributable
to DENTSPLY International	$66,203	$0.46

Three Months Ended September 30, 2010
	Income	Diluted
	(Expense)	Per Share

Net Income Attributable to DENTSPLY International	$63,653	$0.44

Amortization on Purchased
Intangibles from Acquisitions, Net of Tax	1,471	0.01

Acquisition Related Activities, Net of Tax and
Non-Controlling Interests	1,283	0.01

Restructuring and Other Costs, Net of Tax and
Non-Controlling Interests	240	-

Income Tax-Related Adjustments	(320)	-

Adjusted Non-GAAP Net Income Attributable
to DENTSPLY International	$66,327	$0.46

DENTSPLY INTERNATIONAL INC.

(In thousands)

Operating Tax Rate Summary:

The following tables present the reconciliation of reported GAAP effective tax rate as a percentage of income before income taxes to the non-GAAP financial measure.

Three Months Ended September 30, 2011
	Pre-tax Income	Income Tax Benefit (Expense)	Percentage of Pre-tax Income

As Reported - GAAP Operating Results	$18,976	$40,627	(214.1)%

Acquisition Related Activities	47,558	(11,436)

Restructuring and Other Costs	14,825	(5,136)

Amortization on Purchased
Intangibles from Acquisitions:
Prior to July 1, 2011	2,136	(713)
Astra Tech	3,354	(939)

Orthodontics Business Continuity Costs	1,322	(456)

Gain on Fair Value Adjustments at an Unconsolidated
Affiliated Company	(393)	119

Income Tax-Related Adjustments	-	(42,950)

As Adjusted - Non-GAAP Operating Results	$87,778	$(20,884)	23.8%

Three Months Ended September 30, 2010
	Pre-tax Income	Income Tax Benefit (Expense)	Percentage of Pre-tax Income

As Reported - GAAP Operating Results	$85,103	$(21,288)	25.0%

Amortization on Purchased
Intangibles from Acquisitions	2,218	(747)

Acquisition Related Activities	1,714	(431)

Restructuring and Other Costs	338	(102)

Income Tax-Related Adjustments	-	(320)

As Adjusted - Non-GAAP Operating Results	$89,373	$(22,888)	25.6%

DENTSPLY INTERNATIONAL INC.

(In thousands, except per share amounts)

Operating Income Summary:

The following tables present the reconciliation of reported GAAP operating income in total and on a percentage of net sales, excluding precious metal content, to the non-GAAP financial measures.

Nine Months Ended September 30, 2011
	Operating Income (Expense)	Percentage of Net Sales, Ex Precious Metal Content

Income from Operations	$235,390	14.2%

Acquisition Related Activities	41,521	2.5%

Restructuring and Other Costs	16,330	1.0%

Amortization on Purchased
Intangibles from Acquisitions:
Prior to July 1, 2011	6,649	0.4%
Astra Tech	3,354	0.2%

Orthodontics Business Continuity Costs	2,041	0.1%

Adjusted Non-GAAP Operating Income	$305,285	18.4%

Nine Months Ended September 30, 2010
	Operating Income (Expense)	Percentage of Net Sales, Ex Precious Metal Content

Income from Operations	$284,711	18.8%

Amortization on Purchased
Intangibles from Acquisitions	6,787	0.5%

Restructuring and Other Costs	5,261	0.4%

Recent Acquisition-Related Activities	2,232	0.1%

Adjusted Non-GAAP Operating Income	$298,991	19.8%

DENTSPLY INTERNATIONAL INC.

(In thousands, except per share amounts)

Earnings Summary:

The following tables present the reconciliation of reported GAAP net income attributable to DENTSPLY International and on a per share basis to the non-GAAP financial measures.

Nine Months Ended September 30, 2011
	Income	Diluted
	(Expense)	Per Share

Net Income Attributable to DENTSPLY International	$203,917	$1.42

Acquisition Related Activities, Net of Tax and	42,363	0.30
Non-Controlling Interests

Restructuring and Other Costs, Net of Tax and	10,403	0.07
Non-Controlling Interests

Amortization on Purchased
Intangibles from Acquisitions, Net of Tax:
Prior to July 1, 2011	4,429	0.03
Astra Tech	2,415	0.02

Orthodontics Business Continuity Costs, Net of Tax	1,308	0.01

Gain on Fair Value Adjustments at an Unconsolidated
Affiliated Company, Net of Tax	(2,059)	(0.01)

Credit Risk Adjustment to Outstanding
Derivatives, Net of Tax	(783)	(0.01)

Income Tax-Related Adjustments	(43,733)	(0.31)

Adjusted Non-GAAP Net Income Attributable
to DENTSPLY International	$218,260	$1.52

Nine Months Ended September 30, 2010
	Income	Diluted
	(Expense)	Per Share

Net Income Attributable to DENTSPLY International	$197,881	$1.35

Amortization on Purchased
Intangibles from Acquisitions, Net of Tax	4,491	0.03

Restructuring and Other Costs, Net of Tax and
Non-Controlling Interests	3,250	0.02

Recent Acquisition-Related Activities, Net of Tax and
Non-Controlling Interests	1,670	0.01

Credit Risk Adjustment to Outstanding
Derivatives, Net of Tax	732	0.01

Income Tax-Related Adjustments	670	-

Adjusted Non-GAAP Net Income Attributable
to DENTSPLY International	$208,694	$1.42

DENTSPLY INTERNATIONAL INC.

(In thousands)

Operating Tax Rate Summary:

The following tables present the reconciliation of reported GAAP effective tax rate as a percentage of income before income taxes to the non-GAAP financial measure.

Nine Months Ended September 30, 2011

	Pre-tax Income	Income Tax Benefit (Expense)	Percentage of Pre-tax Income

As Reported - GAAP Operating Results	$205,405	$(1,042)	0.5%

Acquisition Related Activities	53,947	(11,971)

Restructuring and Other Costs	16,331	(5,769)

Amortization on Purchased
Intangibles from Acquisitions
Prior to July 1, 2011	6,649	(2,220)
Astra Tech	3,354	(939)

Orthodontics Business Continuity Costs	2,041	(733)

Gain on Fair Value Adjustments at an
Unconsolidated Affiliate Company	(392)	119

Credit Risk Adjustment to Outstanding Derivatives	(1,275)	492

Income Tax-Related Adjustments	-	(43,733)

As Adjusted - Non-GAAP Operating Results	$286,060	$(65,796)	23.0%

Nine Months Ended September 30, 2010
	Pre-tax Income	Income Tax Benefit (Expense)	Percentage of Pre-tax Income

As Reported - GAAP Operating Results	$266,936	$(67,585)	25.3%

Amortization on Purchased
Intangibles from Acquisitions	6,786	(2,295)

Restructuring and Other Costs	5,261	(1,905)

Recent Acquisition-Related Activities	2,232	(562)

Credit Risk Adjustment to Outstanding Derivatives	1,192	(460)

Income Tax-Related Adjustments	-	670

As Adjusted - Non-GAAP Operating Results	$282,407	$(72,137)	25.5%

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